Exhibit 99.1

Sucampo Analyst Day Le Parker Meridien, New York City September 28, 2012

Forward-Looking Statements This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations, and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and healthcare legislation; Sucampo’s ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally, and the exposure to litigation and/or regulatory actions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo’s business, particularly those mentioned in the risk factors and cautionary statements in Sucampo’s Form 10-Q, May 10, 2012 and Form 10-K for the year ended Dec 31, 2011, which the company incorporates by reference

Welcome/Corporate Vision  Ryuji Ueno, MD, PhD, PhD, Chairman, Chief Executive  Officer, and Chief Scientific Officer  September 28, 2012

Commercial-stage, global biopharmaceutical company since 1996  • 2 FDA-approved drugs based on our proprietary prostone technology  .  AMITIZA® (lubiprostone) in gastroenterology market  .  RESCULA® (unoprostone isopropyl) in ophthalmology market  Prostone pioneers  • Therapeutic potential 1st identified by Sucampo’s founders, Drs Ryuji Ueno  and Sachiko Kuno  Sucampo Snapshot: Prostone Pioneers  Sucampo Mission  To develop and commercialize prostone-based medicines to meet the  major unmet medical needs of patients on a global basis  ® Registered trademark of Sucampo

1. Expansion of AMITIZA franchise  2. Launch of RESCULA in US  3. Development of pipeline  Sucampo Corporate Priorities

AMITIZA  .  Approved in Japan in June 2012  .  Approved in UK in September 2012  .  OIC sNDA accepted on September 19, 2012 (granted priority  review)  PDUFA expected late January 2013  RESCULA  .  US: Anticipate approval of revised label  .  EUROPE: Re-approval filings in EU and Switzerland  • Research and Development  .  Pipeline prioritized  • Emerging pipeline  • Clinical stage  Recent Progress Toward Our Priorities

Sucampo Management Team  Ryuji Ueno, MD, PhD,  PhD  Chairman, Chief Executive  Officer, Chief Scientific Officer,  and Cofounder  Peter Lichtlen, MD, PhD  Senior Medical Officer  and Vice President,  European Operations  Gayle Dolecek, PD, MPH  Executive Advisor,  Research and Development  Silvia Taylor  Senior Vice President ,  Investor Relations, Public  Relations, and Corporate  Communications  Thomas J. Knapp  Executive Vice President,  Chief Legal Officer,  and Secretary  Stanley G. Miele  President, Sucampo  Pharma Americas and SVP,  Sales and Marketing  Cary J. Claiborne  Chief Financial Officer  Greg Deener  Senior Vice President,  Marketing Strategy and  Implementation

Sucampo’s Prostone Technology  GI Franchise Overview  Ophthalmology Franchise Overview  Pipeline Overview  Global Commercial Update  Financial Overview  Q&A and Closing Remarks  Lunch  Agenda

Dr Ryuji Ueno Chairman, CEO, CSO  Dr Peter Lichtlen Senior Medical Officer and Vice President,  European Operations  Dr Birgit Roerig Vice President, Pharmacology and Toxicology  Taryn Joswick Vice President, Clinical Development  Dr Glenn Noronha Vice President, Research and Development  Stan Miele President, Sucampo Pharma Americas and SVP,  Sales and Marketing  Takashi Sekida Vice President, Research Planning and Business  Development  Dr Dipak Panigrahi Vice President, Medical Affairs  Andrew Smith Vice President, Operations and Finance  Cary Claiborne Chief Financial Officer  Presenters

Technology Platform and Portfolio  Introduction  Peter Lichtlen, MD, PhD, BBA, Senior Medical Officer and  Vice President of European Operations  September 28, 2012

General background on Sucampo’s prostone platform  technology  Prostones: potent and selective ion-channel activators  Sucampo’s IP position on prostones (>580 patents)  Introduction of Sucampo’s clinical pipeline  Overview

Sucampo: THE Prostone Company  Sucampo Pharma  Ltd  Japan  Sucampo Pharma  Europe Ltd  UK  Sucampo Pharma  Americas, LLC  US  Sucampo AG  Switzerland  Sucampo Pharmaceuticals, Inc.  See Reference 1

Prostones:  .  Functional fatty acids naturally occuring in the human body  .  Ion-channel activators  .  Physiological mediators of restoration of cellular homeostasis and tissue  regeneration  • Clinical safety profile of prostones is excellent, as demonstrated by the  clinical safety record of AMITIZA in GI and RESCULA in  ophthalmology  • Clinical potential of prostones is broad and applicable to various  therapeutic fields beyond GI and ophthalmology  Sucampo Has Pioneered the Field of Prostones  Sucampo is the only company developing and  commercializing prostone compounds globally  See Reference 1

Unique mechanism of action  Re-establishing dysregulated cellular homeostasis using  naturally occuring (physiological) repair mechanisms  Direct activation of critical ion channels:  ClC-2-chloride and BK-potassium channels, respectively  Low nanomolar-picomolar EC50s  Prostones’ General Pharmacodynamic Effects  See Reference 1

Proprietary Platform Technology: Sucampo's Prostones Are Highly Potent Ion-Channel Activators


Prostones
ClC-2−Chloride Channel Activation
BK-Potassium Channel Activation
AMITIZA
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity
RESCULA
Smooth Muscle Relaxation
Nerve Stabilization
Prevents neuronal cell death

See Reference 1

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Discovery engine based  on proprietary prostones  Robust pipeline with 2  successful products  Focus on chronic diseases  that significantly affect  patient’s quality of life  Novel MOA 1st-in-class  therapies  Addressing unmet  medical needs  Prostones: Normalizing Physiological Processes  Discovery  Research  and  Development  Commercial

Sucampo's Clinical Pipeline

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					
COMPOUNDS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	FILED
AMITIZA CC Japan						Launch 4Q12
AMITIZA CIC UK						Approval 3Q12
AMITIZA OIC US						3Q12
AMITIZA OIC UK/CH						4Q12
AMITIZA Pediatric Constipation					FPFV 1Q13	
RESCULA POAG/OH US						Launch 4Q12
RESCULA POAG/OH EU						4Q12
Cobiprostone Oral Mucositis			4Q12			
SPI-017 IV Spinal Stenosis				4Q12		
SPI-3608 PO Spinal Stenosis			4Q12			

Successfully completed — Approval pending — Projected start or submission

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1. Sucampo data on file References

Prostone Mechanism of Action  Technology and Therapeutic Potential  Birgit Roerig, PhD, Vice President of Pharmacology and Toxicology  September 28, 2012

Mechanism of action   ClC-2-channel activation   BK-channel activation  Therapeutic potential  Conclusions  Overview

Prostones Possess Unique MOA as Potent Activators of Specific Ion Channels

- Ion channels: integral cell components that regulate flow of specific ions in and out of cells
  - Ion-flow regulation is key to cell function, eg, metabolic processes and cell survival
- Prostones:
  - Directly activate BK-potassium and ClC-2–type chloride channels with high potency and selectivity
  - Do not increase production of intracellular 2nd messengers, eg, cGMP and cAMP
  - Do not increase intracellular calcium concentration
  - Efficacious at low doses with excellent safety profile

BK-Potassium Channel


K+
5 mM
+ + + +
+ + + +
ext
int
- - - - -
- - - - -
155 mM
Prostone Binding Site
OPEN
Hyperpolarisation
↓ Excitability
CLOSED
Depolarisation
↑ Excitability

ClC-2–Chloride Channel


Cl
Cl
Cl
Cl
Cl
Cl

Double-Barrel Structure

Open:
Hyperpolarization
Low PH
Cell Volume Increase

Prostone Binding Site

See Reference 1

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Prostones: Mechanisms of Action  ClC-2-Channel Activation  BK-Channel Activation  Suppression of Pro-Inflammatory  Cytokine Expression

Increases fluid secretion  Maintains chloride homeostasis  Repairs epithelial barriers, eg, intestinal epithelium, bloodbrain  and -retinal barriers via restoration of tight junction  complexes  Prostones: Mechanisms of Action  ClC-2-Channel Activation

ClC-2-Channel Activation Promotes Intestinal  Fluid Secretion  Lubiprostone increases  intestinal fluid secretion  without causing  electrolyte imbalance  See Reference 1  Chloride  Sodium  Fluid  Fluid Na+ Cl–

Epithelial barriers restrict the diffusion of microscopic  objects of  Intestinal barrier: IBS, IBD  Blood Brain Barrier: Alzheimer’s disease, Schizophrenia,  Epilepsy, MS  Retinal Blood Barrier: ME, AMD (CNV)  Barrier Function in Body  See References 1, 3

Tight Junctions Between Epithelial Cells Form  the Structural Basis of Epithelial Barriers  See References 1, 3

Control  Uninjured ileal  mucosa  Injured  Ischemic  injured ileal  mucosa  Treated  Lubiprostone-treated  ischemic injured ileal  mucosa  Occludin distribution  diffuse with predominant  intracellular localization  Occludin localized  predominantly to apical TJs  Prostones Protect Mucosal Barrier Function: Recovery of  Barrier Function in Ischemic Injured Porcine Intestine  Occludin localized to  apical intercellular junction  region (white arrows)  See Reference 6

Mucosal-to-Serosal 3H-Mannitol Fluxes  Prostones Accelerated Recovery of Disrupted  Barrier Function  Ischemia Control  (noninjured)  3H-Mannitol Flux (mM/cm2.h)  0.0  0.1  0.2  0.3  0.4  0.5  0.6 *  Ischemia +  Lubiprostone (1 .M)  See Reference 6

Prostones: Mechanisms of Action

BK-Channel Activation

- Neuroprotection via hyperpolarization of excitable membranes
- Prevention of neuronal cell death
- Relaxes smooth muscle cells (vasculature, trabecular meshwork)
- Increases microvascular circulation and blood supply (intra-ocular circulation, peripheral circulation)
- Stabilizes mitochondrial membrane potential
- Antagonizes vasoconstrictors, eg, endothelin-1

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Neuroprotection Via Hyperpolarization of Excitable  Membranes  Mean no. of cells in ganglion cell layer (GCL; n = 4)  Analysis of variance revealed statistically significant  difference among the 3 groups (P = 0.004; unpaired t  tests; *P <0.01, †P <0.05)  No reduction in no. of GCL cells seen when  unoprostone was given.  Increases Survival of  Excitatory and Inhibitory  Neurons  Regulation of Neuronal  Excitability, Normalized  Synaptic Circuit  Function  No. of Cells in GCL, Per Millimeter  Unoprostone  + ET-1  ET-1 Control  BK Stimulation  Reduces Cell Death BK Stimulation BK Stimulation  Protects Retinal  Ganglion Cells  70  60  50  40  30  20  10  See References 7-8

Relaxation of Smooth Muscle Cells

BK Stimulation Relaxes Trabecular Meshwork to Decrease Intra-ocular Pressure



Cornea
Iridocorneal angle
Anterior chamber
Sclera
Iris
Pupil
Ciliary muscle
Ciliary processes
Posterior chamber
Lens

Partial antagonism of endothelin 1-induced vasoconstriction in the human choroid by topical unoprostone isopropyl.

BK Stimulation Relaxes Vascular Smooth Muscle to Increase Ocular Blood Flow



A Fundus Pulsation Amplitude
1 Drop
2 Drops
3 Drops
4 Drops
Mean Change From Baseline, %
Unoprostone
Placebo
B Choroidal Blood Flow
Mean Change From Baseline, %
Time, min

See Reference 9

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Prevents inflammation-induced structural and functional  changes  Anti-inflammatory, immunomodulatory, and antinociceptive  activity  Suppression of Pro-Inflammatory Cytokine  Expression

Prostones Reduced Inflammation and Expression of Pro-Inflammatory Cytokines in Chemically Induced Colitis Model


Control
DSS
DSS + Lubiprostone

Scale bar; 0.1 mm

DSS-induced inflammation in C57/B6J mouse cecum in presence or absence of Lubiprostone

- Prostones reduced expression of pro-inflammatory cytokines, eg, IL1-β, TNF-α, Inf-γ, IL-6, IL-12, as well as COX2
- Anti-inflammatory potential of prostones enhances therapeutic potential for disease states with strong inflammatory component, eg, IBS and oral mucositis

DSS, dextran sodium sulfate.
See Reference 10

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Prostone Therapeutic Potential

Gastrointestinal/ Digestive

CIC-2 Channel → Tight Junction Repair → Restores Epithelial Barrier



IBS, Oral Mucositis

Ophthalmology

BK Channel → Hyperpolarization → Relaxes Trabecular Meshwork



Glaucoma

Central Nervous System

BK Channel → Hyperpolarization → Neuronal Survival, Normal Circuit Function

Schizophrenia, Alzheimer's Disease



PV-positive Basket Cells
CCK-positive Basket Cells
PV
CCK
P
PV-positive Chandelier Cells

BK Channel → Hyperpolarization → Relaxation of Vascular Smooth Muscle, Increased Blood Flow

Spinal Stenosis

See References 6, 11-12

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Prostones are naturally occurring compounds that act locally to  restore normal function in cells/tissues  Prostone-based drugs use natural pathways to restore  physiologic function  Since prostones reactivate normal cell processes, safety  profile of these compounds is excellent, as demonstrated by  clinical safety record of AMITIZA® and RESCULA®  Prostones have novel MOA as activators of BK-potassium and  ClC-2.type chloride channels  Large variety of potential target indications due to novel MOA  Conclusions  ® Registered trademark of Sucampo

1. Sucampo data on file  2. Bazan NG. Prostaglandins Leukot Essent Fatty Acids. 2009;81(2-3):205-11  3. www.bio.davidson.edu  4. Inst. Clin. Physiology: research topics 553 x 385 | 77.1 KB www.charite.de  5. Nighot PK, Blikslager AT. Am J Physiol Gastrointest Liver Physiol. 2010;299:G449-56  6. Blikslager AT, Ueno R. Am J Physiol Gastrointest Liver Physiol 2007;292:G647-G56  7. Sugiyama T, et al. Arch Ophthalmol. 2009;127(4):454-9  8. Hashimoto T, Lewis DA. Int Rev Neurobiol. 2007;78:109-31. Review  9. Polska E, et al. Arch Ophthalmol. 2002;120:348-52  10. Tokumasu et al. Japanese Biochemical Society. 2011 [abstr]  11. Llobet A, Gasull X, Gual A. Understanding trabecular meshwork physiology: a key to  the control of intraocular pressure? News Physiol Sci. 2003;18:205-9.  12. Hashimoto T, Lewis DA. Deciphering the disease process of schizophrenia: the  contribution of cortical GABA neurons. Lewis Int Rev Neurobiol. 2007;78:109-31.  Review  References

GI Franchise Taryn Joswick, BS, PMP, Vice President of Clinical Development September 28, 2012

AMITIZA® global approval status  MOA in treatment of GI diseases  Key features of product differentiation: efficacy and safety  New and future indications  Overview  ® Registered trademark of Sucampo

Global AMITIZA Approvals and Regulatory Filings  Japan  CC (2012)  UK  CIC (2012)  OIC (target filing  4Q12)  US  CIC (2006)  IBS-C (2008)  OIC sNDA  Priority Review  (2013)  Switzerland  CIC (2009)  OIC (target filing  4Q12)  AMITIZA has been used for >6 y with 6 million prescriptions  by patients suffering from chronic idiopathic constipation  and irritable bowel syndrome with constipation  See Reference 1

AMITIZA Mechanism of Action:  ClC-2 Ion-Channel Activation and Fluid Secretion  Highly selective activation  of ClC-2 channels in  intestinal lumen  Chloride efflux followed by  passive efflux of sodium  into small intestine  Enhanced intestinal fluid  secretion without alteration  of serum electrolyte levels  See Reference 1

AMITIZA Mechanism of Action:  Restores ClC-2-Mediated Barrier  Disease, injury, stress, or  medications such as NSAIDs  can damage epithelial barrier  Disorganized tight junctions  and resulting intestinal  permeability may be involved  in pathogenesis of IBS  ClC-2 activation by AMITIZA  enhances restoration of tight  junctions and reduces  intestinal permeability caused  by stress or ischemia  Cl–  Apical membrane  Intracellular  Extracellular  Tight  junction  Basolateral membrane  CIC-2  Channel  Prostone  binding  site  See Reference 1

Sucampo: Leader in Gastrointestinal Disease Medication Development

- **Chronic Idiopathic Constipation (CIC)**
  - Affects ~14%−16% of adult population globally
    - 33M in US (14%),[2] 41M in EU 5 (16%),[2] 15M in Japan (14.3%)[3] – CC
  - Accounts for 92,000 hospitalizations/yr in US[4]
  - Severe constipation is associated with increased cardiovascular risk in women[5,6]
- **Irritable Bowel Syndrome (IBS)**
  - Affects ~15% of adult population globally, 1/3 of whom have IBS with constipation (IBS-C)[7]
    - 12M in US, 11M in EU[7,8], 3M in Japan[7,9]
  - Direct and indirect costs of IBS care in US: $20 billion/yr[7]
  - Patients with IBS consume >50% more healthcare resources than those without IBS[10]

See References 2-10

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Differentiating Between Chronic Idiopathic Constipation  and Irritable Bowel Syndrome With Constipation  IBS-C  CIC  Reduced Bowel Frequency  Abdominal Pain and Discomfort  See Reference 11

No gender restriction in CIC  Approved for use in women with IBS-C in US  No black box warning  Rapid onset in CIC: 57%-63% of patients respond within 24 h  Proven long-term safety profile in CIC and IBS-C  No limitation on duration of use in US, Japan, and Switzerland  AMITIZA:  Effective 1st-Line Therapy for CIC and IBS-C  See Reference 1

Long-term Efficacy  Positive Long-term Treatment Response:  Phase 3 Studies of AMITIZA 8 µg BID in IBS-C  Month  0 5  10  15  20  25  30  35  40  Treatment Responders, %  1 2 3 4 5 6 7 8 9 10 11 12  See Reference 1

Substantial Abdominal Pain Improvement in IBS-C Patients  Reporting at Least Severe Abdominal Pain at Baseline*  % Improvement  Placebo  BID  (n = 94)  Lubiprostone  8 µg BID  (n = 183) P Value†  =10 53.9% 61.9% <0.0001  =20 40.1% 49.6% <0.0001  =30 24.2% 35.1% <0.0001  =40 14.5% 23.7% <0.0001  =50 9.4% 16.7% <0.0001  =60 4.7% 12.7% <0.0001  *LOCF analysis; †P value from CMH test.  See Reference 12

Nausea rated as mild-moderate by 89% and 96% of CIC  and IBS-C patients, respectively, who experienced nausea  .  >93% of patients reporting nausea experienced only 1 event over  course of treatment with AMITIZA  In placebo-controlled, 12-wk IBS-C trials, diarrhea reported by  7% of AMITIZA patients vs 4% of placebo patients  In IBS-C exposure up to 1 yr, dropout due to diarrhea  accounted for <2% of patients  AMITIZA Safety Profile:  Clinical Trials in Patients With CIC or IBS-C  AMITIZA has excellent tolerability and safety profile  as demonstrated in clinical studies  See References 1,13

No serious safety concerns have arisen in postmarketing  use of AMITIZA  Safety in clinical-use setting has been a problem for other  CIC and IBS-C medications, leading to withdrawal of  marketing applications  Labeled risk-benefit ratio for AMITIZA is well supported by  postmarketing safety profile from 6 million prescriptions  over 6 yr  AMITIZA Postmarketing Safety  See Reference 1

Estimated 7.1M non-cancer chronic opioid users in US14  Most common reason for discontinuation of opioid therapy  Mu-opioid-receptor agonist compounds under development  may have cardiac safety concerns  AMITIZA does not act on opiate receptors or inhibit analgesic  activity of opioid therapy  Opioid-Induced Constipation:  Medical Significance and Unmet Need  See Reference 14

Overall Spontaneous Bowel Movement (“SBM”)  Response in OIC Patients  n = 439 n = 353  18.6  21.7  26.9  32.5  0 5  10  15  20  25  30  35  ITT Completer  Placebo  Lubiprostone  P = 0.035* P = 0.018*  Proportion of Responders, %  . = 8.3  . = 10.8  *Statistically significant (P =0.05)  See Reference 15

0  10  20  30  40  50  60  70  80  Placebo Lubiprostone  Proportion of Patients With SBM  48 h  24 h  12 h  8 h  4 h  Time to SBM Onset in OIC Subjects  Median time to 1st SBM (in brackets), P = 0.019  P = 0.002  P = 0.017  P = 0.021  P = 0.016  P = 0.022  [38.50 h]  [24.25 h]  See Reference 15

4-wk study of AMITIZA in 124 pediatric patients aged 3-17 yr  with chronic constipation  >86% of patients successfully completed 4 wk of treatment  .  Low discontinuation rate (6.5%) due to AEs  Statistically significant improvements from baseline reported at  each treatment week and overall for:  .  Stool frequency  .  Straining and pain with SBMs  .  Stool consistency  Open-Label Evaluation of AMITIZA in Pediatric  Constipation  Placebo-controlled and long-term studies of AMITIZA  in pediatric constipation patients will initiate in early 2013  See Reference 16

Well positioned to serve expanding population of patients with CIC  and IBS-C  .  6 million prescriptions used over past 6 yr with favorable benefit-risk  profile  Near-term goals  .  Seek approval for OIC indication in US and submit labeling applications  for OIC abroad  .  Expand global approvals and launches for AMITIZA worldwide  .  Develop and seek approval for AMITIZA in pediatric constipation  Currently unmet medical need; no approved prescription medications  .  Develop liquid formulation of AMITIZA for long-term care market  .  Evaluate potential of AMITIZA for new indications, such as mixed irritable  bowel syndrome  Summary and Outlook for AMITIZA

References

1. Sucampo data on file
2. Suares et al. *Am J Gastroenterol.* 2011
3. Kantar Health Epi database http://epidb.khapps.jp
4. Lembo et al. *Sleisenger and Fordtran's Gastrointestinal and Liver Disease.* 2010
5. Salmoirago-Blotcher et al. *Am J Med.* 2011
6. Talley et al. *Am J Gastroenterol.* 2001
7. Saito et al. *Am J Gastroenterol.* 2002
8. Muller-Lissner S et al. *Digestion.* 2001
9. Kubo et al. *Neurogastroenterol Motil.* 2011
10. Hulisz D. *J Manag Care Pharm.* 2004
11. Brandt LJ et al. *Am J Gastroenterol.* 2005;100(suppl 1):S5-S21
12. Joswick et al. Digestive Disease Week, 2012
13. AMITIZA Package Inserts (US and UK)
14. Camilleri M. *Clin Systemat Rev.* 2011;106:835-42
15. Jamal et al. DDW 2012
16. Hyman et al. NASPGHAN, 2009

SUCAMPO PHARMACEUTICALS, INC. 54

Ophthalmology: RESCULA®  Glenn Noronha, PhD, Vice President of Research &  Development  September 28, 2012  ® Registered trademark of Sucampo

Focus is on diseases with degenerative drivers Glaucoma and ocular hypertension  .  Retinitis pigmentosa (RP)  UI is a docosanoid-type prostone compound  Overview of Ophthalmology: RESCULA  Unoprostone isopropyl (UI)  RESCULA  HO  HO O  COOCH(CH3)2  CH3  H  H  H  H  See Reference 1

Glaucoma is a group of ocular diseases with various  causes that ultimately are associated with a progressive  optic neuropathy leading to loss of vision  Glaucoma is an age-related disease  Glaucoma is the second leading cause of bilateral blindness  worldwide  It will affect an estimated 79.6 million people worldwide by  20202  Reduction in intra-ocular pressure (IOP) is currently the only  modifiable risk factor for patients with glaucoma and ocular  hypertension  Glaucoma: Unmet Medical Need  TM, trabecular meshwork.  See References 1-2

New therapies with unique MOAs provide physicians with  options and add potential advantages for treating patients  UI targets IOP reduction plus protection of cells in eye via BKchannel  activation and, therefore, provides potential for longer  term benefit  RECULA is Unique  BK channel Hyperpolarization Relaxation  of TM  Increases in  outflow via  conventional  pathway  TM, trabecular meshwork.  See Reference 1

Aqueous humor  .  Formed in ciliary processes from arterial blood  .  Secreted to posterior chamber  .  Reaches anterior chamber by crossing pupil  Unoprostone – BK Channels – Trabecular Outflow  BK channels are found in  the trabecular meshwork  (TM)2  Unoprostone reduces IOP  .  Activation of BK channels  hyperpolarizes the cell and  leads to relaxation of the TM  .  Resulting in increased  outflow via conventional  pathway (through the TM)  See Reference 2  Anterior  Chamber

In glaucoma, there is damage to optic nerve and loss of retinal  ganglion cells; untreated, progressive visual field loss and  eventually blindness result  IOP lowering  .  UI, by activating BK channels, increases aqueous humor outflow  via relaxation of TM (conventional pathway)  Prevention of cell death  .  Through activation of BK channel, UI protects retinal ganglion and  other retinal cells in eye from destruction  Unoprostone Demonstrates Potential Benefits  Beyond IOP Lowering  See Reference 1

UI protected photoreceptors from  constant light–induced damage in vivo2 UI increased ganglion cell survival in vitro1  Cell-Death Protection: Unoprostone Increases Ganglion  Cell Survival In Vivo and Photoreceptor Survival In Vitro  Intravitreal UI, .g  0 1 2 3 4  0.6 1.2 3.8 8.0  Degree of photoreceptor rescue (0–4+)  (n =6) (n =5) (n =8) (n = 8)  No. of Cells in GCL/mm  * †  0  10  20  30  40  50  60  70  80  Sham Vehicle Unoprostone Vehicle Vehicle +  Endothelin  UI +  Endothelin  See References 4-5

Clinical Evidence for Advantages of Unoprostone in Glaucoma Patients

Visual-field protection

- Saito et al. *Nippon Ganka Gakkai Zasshi*. 2006;110:717-22
  - Long-term effects of UI monotherapy on IOP and visual field for ocular hypertension and primary open-angle glaucoma: **visual field stabilized**
- Ishida et al. *Ganka Ophthalmology*. 2005;47:1107-12
  - **Better visual-field data** with UI (3/49 eyes; 6.3%) **vs latanoprost** (9/38 eyes; 26.0%) in head-to-head study

Lowering of IOP

- **UI demonstrated reduction in IOP** in 2 well-controlled, randomized, triple-masked, comparator-controlled phase 3 studies run in US, Europe, and Israel by Ciba Vision

RESCULA is the first drug, with a new MOA, approved for patients with primary open-angle glaucoma and ocular hypertension by FDA since approval of prostaglandins

See Reference 6

SUCAMPO PHARMACEUTICALS, INC. 62

Mechanistic basis  .  Most forms of RP are caused by gene mutations in photoreceptors and  other visual-cycle components leading to photoreceptor cell death  .  Retinal degeneration may be slowed by interfering with this cell-death  mechanism  RP begins with degeneration of rods, followed by progressive and  irreversible death of cones leading to blindness  Mutations initially damage rods; therefore, preservation of central  cones is important goal for vision preservation in patients with  mid-late-stage RP  Retinitis Pigmentosa:  Presentation and Manifestations  See Reference 7

Phase 2 study of UI in 112 patients with RP  Determine whether topical UI 0.15% has protective effect on central  retinal function of RP in mid-late-stage patients  Primary endpoint: change from baseline in retinal sensitivity in central  2o as measured by microperimetry  Retinitis Pigmentosa Clinical Study  3 Arms  Vehicle as placebo  UI 0.15%, 1 drop bid  UI 0.15%, 2 drops bid  Microperimetry is a reproducible analytic technique used to assess local visual  function of specific areas of retina correlated with anatomic data  See Reference 7

Results  High-dose group met primary endpoint: statistically significant  (P = 0.018) increase in central retinal sensitivity threshold as  measured by microperimetry  Loss of retinal sensitivity most likely arises from loss of retinal cells  Preservation of central retinal sensitivity in this study  demonstrated in UI-treated patients and not in vehicle-treated  patients  This result illustrates that preservation of retinal cells is critical for  preventing retinal damage and, potentially, in preserving vision  See Reference 7

Placebo  n=33  2-drops  n=36  1-drop  n=38  Mean ± S.E.  3-arm comparison  Change in Social Life  Function Score†  • HRQOL measured by 22-item National Eye Institute Visual Function  Questionnaire (NEI VFQ-25, Japanese version)  Secondary Endpoint:  Health-Related Quality of Life (HRQOL)  -10  -5 0 5  10  HRQOL measures were  carried out by patients  *P = 0.280  *P <0.001  *Williams’ test (1-tailed significance level 2.5%); †VFQ-25 Subscale Change Value for “Social Life Functions  Due to Vision.”  See Reference 7

Major degenerative diseases of the retina, eg, glaucoma and  RP, have overlapping pathophysiology  In patients with primary open angle glaucoma or ocular  hypertension, RESCULA  .  Reduces IOP throughout the day, alone or in combination  .  Has a good systemic and ocular safety profile  .  Novel MOA: ion channel activator promotes aqueous humor  outflow through the trabecular meshwork  Clinically meaningful results have been achieved in both  glaucoma and intraocular hypertension, and in RP  Unoprostone in Ophthalmology

1. RESCULA PI  2. Quigley et al. Br J Ophthalmol 2006 Mar;90(3):262-7.  3. Cuppoletti et al, 2012  4. Sugiyama et al, 2009  5. Hayami and Unoki, 2001  6. Sucampo data on file  7. Yamamoto et al. Ophthalmol Ther 2012 References

Emerging Pipeline  Peter Lichtlen, MD, PhD, BBA, Senior Medical Officer and Vice President  of European Operations  September 28, 2012

Selection process for transition of preclinical projects to  clinical PoC  Cobiprostone for prevention of oral mucositis (phase 1)  SPI-017 IV (phase 2) and SPI-3608 PO (phase 1) for  treatment of lumbar spinal stenosis (LSS)  Overview  PoC: proof of concept.

Early-Stage Clinical Pipeline Projects  Exploratory  IND  Enabling  Phase 1 Phase 2 Phase 3  Lumbar Spinal Stenosis:  SPI-017 IV  (BK-channel activation)  Lumbar Spinal Stenosis:  SPI-3608 PO  (BK-channel activation)  Oral Mucositis:  Cobiprostone  (ClC-2-channel  activation)

Primary target indication: prevention of radiation-induced oral  mucositis in head and neck cancer patients  .  Applicable formulation: spray  Radiation-induced mucositis (RIM) is common toxicity with  increasing frequency due to more intensive altered radiation  fractionation  .  RIM can be treatment limiting, requiring opioid analgesia  Oral Mucositis: Cobiprostone  See Reference 1

Symptoms include:  .  Pain  .  Xerostomia  .  Dysphagia, including feeding-tube dependency  .  Dehydration  .  Infections  .  Potentially life-threatening aspiration  Oral Mucositis: Cobiprostone  See Reference 1

Pathogenesis of Oral Mucositis  Ulceration  Amplification  Primary damage  response  Initiation  See Reference 1-4  Healing

Efficacy of Cobiprostone on Radiation-Induced Oral Mucositis

- Golden Syrian Hamster (5-6 wk; ~80 g; n = 8/group)
- Mucositis induction with single dose of radiation (40 Gy/dose) administered on day 0
  - Irradiation targeted left buccal pouch mucosa at rate of 2.0 Gy/min
- 4 treatment groups: cobiprostone (0.01, 0.03, 0.1 mg/mL) and vehicle (MCT) administered topically BID from day 0 to 28 (0.1 mL/site)

Topical treatment with cobiprostone showed significant, dose-dependent protection from radiation-induced oral mucositis and reduction of days with severe oral mucositis (*P* <0.05)

See Reference 5

SUCAMPO PHARMACEUTICALS, INC. 75

Development Strategy in Oral Mucositis  Cobiprostone: Spray Formulation  Current Status Well tolerated in preclinical tolerability and toxicology studies  Next Milestone Phase 1a study; 1st subject in 4Q12 (Japan)  Start of phase 1b/2a in 3Q13  Target Population Head and neck cancer patients undergoing radiotherapy; primary target:  prevention; secondary target: treatment  Treatment Duration Up to 12 wk  Potential Target Indication Prevention of radiation-induced oral mucositis; later label extension  WW/Local Development Phase 1 study in Japan, Phase 1b/2a in US, followed by global  development  Competitors  Mugard (device, approved under 510k)  Palifermin (KGF)  Benzydamin (not approved in US)  WW: worldwide.

LSS caused by degenerative change in lumbar spine;  very common disease observed in growing aged population6  Specific treatment in Japan  .  Only approved medication for LSS is oral PGE1 analogue (limaprost alfadex: OPALMON®)  .  Prostaglandins associated with poor safety profile requiring careful, fractionated dosing  Pharmacologic treatment in US and Europe (no formally approved medication)6  .  NSAIDs: GI and renal AEs  .  Muscle relaxants: sedation, HRQOL  .  Tricyclic antidepressants: somnolence, dry eye/mouth, constipation, arrhythmia  .  Short-term oral opioids: drug addiction, constipation  .  Membrane-stabilizing convulsants (eg, carbamazepine): sedation, ataxia, psychosis  • Long-term benefit from current pharmacologic treatment considered small7  • Few new pharmaceutical products under development8  Lumbar Spinal Stenosis: SPI-017 and SPI-3608  Unmet medical need for new safe and effective  pharmacologic treatment  See References 6-17

Rationale for Treatment of Lumbar Spinal Stenosis  With BK-Channel Activator  Potassium (BK)-channel  activation  Reduced calcium influx  Relaxation of vascular  smooth muscle cells  Hyperpolarization of vascular  smooth muscle cells  Decreased action potential firing in  ascending pain pathways  Increase in pain threshold  Hyperpolarization of spinal neurons  Less pain, better walking  performance  Increased peripheral circulation and  increased blood supply to spinal cord  See Reference 5

SPI-017  Proposed Prostone Treatment for LSS Following  Established Japanese Treatment Paradigm  If no improvement within 2-3 mo after onset of LSS  Surgery  SPI-3608  PGE1 oral dosing Corset Consultation  PGE1 infusion (hospitalization) Nerve block  See Reference 19

Next project milestones  .  Phase 2 PoC study for SPI-017 IV, Phase 1 study for SPI-3608 PO  BK-channel activation: acknowledged, emerging therapeutic approach to  address neuropathic pain20  Significant (P <0.01) dose-dependent increase  .  Pain threshold (improvement of hyperalgesia) in rat dorsal root compression model  .  Walking distance (intermittent neurogenic claudication) in rat cauda equina  compression model  .  Spinal-cord blood flow in rat cauda equina compression model  Key Supportive Data  See Reference 20  Metabolic stability of SPI-3608 > SPI-017  • Sucampo intends to develop BK-channel activators SPI-017 and SPI-3608

Development Strategy in LSS  SPI-017 IV SPI-3608 PO  Current status Well tolerated in phase 1a/b studies Well tolerated in preclinical studies  Next milestone PoC study (1st patient in Jan 2013) 1st in human (1st subject in Dec 2012)  Topline results: 4Q13 Completion phase 1a/b program: 4Q13  Target population Hospitalized patients (severe  disease)  Outpatients (mild/moderate disease)  Treatment duration Short term (2 wk) Long term (chronic)  Potential target  indication  LSS (severe) LSS (mild/moderate), if successful:  - ev PAD (intermittent claudication)  - ev cervical spondylosis, etc  WW/local development Local . global Local . global  (incl other potential indications)  Competitors No competitor on market No competitor on market (US/EU)

1. Rosenthal and Trotti. Semin Radiat Oncol. 2009;19:29-34  2. Wu et al. Future Oncol. 2010:6:1751-70  3. Mosel et al. Anti-Cancer Drugs. 2011;22:607-12  4. Mattson. Database 2003, NCI; http://www.cancer.gov/aboutnci/servingpeople/snapshots/head-neck.pdf  5. Sucampo data on file  6. Kalichman et al. Spine. 2009;9:545-50  7. Tran et al. Can J Anaesth. 2010;57:694-703  8. Weinstein et al. N Engl J Med. 2008;358:794-810;  9. Ciol et al. J Am Geriatr Soc. 1996;44:285-90  10. Konno S. Sogo Rihabiriteshon 2009; 37(6): 509-15 (Japanese)  11. Matsudaira et al. Spine 2009;34:115-20;  12. Harrision and Plosker. Limaprost. Drugs 2007;67:109-18  13. IMS data.  14. Hsiang. Spinal Stenosis. http://emedicine.medscape.com/article/1913265-overview  15. 2008 North American Spine Society (NASS) issued evidence-based guidelines for the diagnosis and treatment of  degenerative lumbar spinal stenosis  16. http://clinicaltrials.gov/  17. Overdevest et al. BMC Musculoskeletal Disorders 2011;12:57.  18. IMS Midas  19. Matsuyama Y. (Orthopedic, Nagoya University), Nikkei Medical Online 2006.12  20. Chen et al. J Neurochem. 2009;110:352-62  References

AMITIZA® Commercial Update  ® Registered trademark of Sucampo  Stan Miele, Senior Vice President of Sales and Marketing, and President of  Sucampo Pharma Americas, LLC  Takashi Sekida, Vice President, Director of Research Planning and  Business Development  Andrew P. Smith, FCMA, Vice President, Operations and Finance  September 28, 2012

This section contains the following updates regarding  AMITIZA:  .  US Commercial Update  .  Japan Commercial Update  .  European Commercial Update  Section Overview

AMITIZA® Commercial Update:  US and Japan  Stan Miele, Senior Vice President of Sales and Marketing,  and President of Sucampo Pharma Americas, LLC  September 28, 2012  ® Registered trademark of Sucampo

AMITIZA Users Are the Most Satisfied With Their  Treatment and Twice as Satisfied as MiraLAX Users  32.3%  35.1%  18.1%  28.5%  15.6% 21.1%  27.5%  52.8%  Enemas (n=65)  Glycolax or Polyethylene  glycol solution (n=77)  Stool softeners (n=226)  Fiber (n=284)  Laxative other than  Miralax (n=173)  Probiotics (n=322)  OTC MiraLax and similar  store brands (n=160)  AMITIZA (n=127)  Satisfaction with Current Treatments  AMITIZA also  has highest  persistency rate  in category  See Reference 1

1.1M  1.2M  1,000,000  1,050,000  1,100,000  1,150,000  1,200,000  1,250,000  TRx MAT  July 2011  TRx MAT  July 2012  261M  291M  250,000,000  260,000,000  270,000,000  280,000,000  290,000,000  300,000,000  $ MAT  July 2011  $ MAT  July 2012  TRx: +7% Dollars: +12%  Positive Clinical Experience Translating to  Consumption Growth: $291M on Annualized Basis  See Reference 2

AMITIZA® Has 1%-2% Share of ~250M Units for  Constipation  61.6%  37.1%  1.3%  We estimate there are millions of dissatisfied patients with CIC and IBS-C  % of Patients Treated With Constipation Medications  OTC  Rx  Excluding  AMITIZA  AMITIZA  See Reference 3

AMITIZA Has Time-Tested Safety Profile and  Positive Clinical Experience Valued by Physicians  Criteria AMITIZA Linaclotide  MOA ClC-2;  mucosal barrier protection GC-C receptor  Black box warning No Yes  Long-term safety profile Established;  6 y, 6M prescriptions No  Safety data in label for elderly with CIC Yes;  lower nausea rates  No;  insufficient no. of  subjects  Primary side effect Nausea Diarrhea  Efficacy in CIC and IBS-C Yes Yes  Satisfied patients in “real world” Yes No  Multisymptom benefit for CIC with  abdominal discomfort/bloating in label Yes No  Dosing BID with food and water qd =30 min before 1st  meal  See Reference 4

Translate time-tested safety profile and positive clinical  experience to earlier use in treatment algorithm  .  Leverage increased category activity and managed-care status to  increase AMITIZA sales  .  Mobilize patients to express their dissatisfaction to physicians and  request AMITIZA  .  Continue education on unique MOA (mucosal barrier protection)  of AMITIZA  Growth Opportunities of AMITIZA in US With  Current Indications

Moderate-severe OIC affects ~2.0M-2.5M patients  .  Currently no approved oral product for OIC  .  OIC patients are viewed as “difficult to treat” and are dissatisfied  .  Most OIC patients are treated by PCPs  .  PCPs welcome 1 medicine indicated for multiple causes of  constipation  FDA priority review action date: late January 2013  OIC Will Increase Potential Pool for AMITIZA and  Strengthen Efficacy Positioning  See References 5-8

Prevalence of CC  • ~3.8% of Japanese population complain of constipation9  • Internists and gastroenterologists see 38.9 CC patients/mo  on average10  • 81% of constipated patients who consult doctors are  chronic10  Japan Constipation Market  Potential patient population: =4 million  Total prescription laxative market size in 2010: 38.6 billion Yen  (approximately US $450M)11  See References 9-11

Japan US  Leadership/share of voice  at launch Yes No  (Zelnorm on market)  Key competitors at launch Magnesium oxide Zelnorm, PEG  Prescription competitors on  market at launch No Yes  Linaclotide on market No Yes  AMITIZA® access issues No restriction  17% of commercial lives  have “prior authorization”  42% of part D lives have  “step-edit”  Favorable Market Situation in Japan  Key Differences Between Japanese and US Markets  See Reference 4  ® Registered trademark of Sucampo

1. Sucampo data on file – physician ATU  2. IMS MAT July 2012 compared with MAT July 2011  3. PBE physicians survey April 2012  4. Sucampo data on file  5. IMS Health  6. Verispan PDDA  7. Physician Interviews  8. ClearView Analysis  9. Comprehensive Survey of Living Conditions of the People on Health and  Welfare, Ministry of Health, Labour and Welfare  10.Survey by Seed Planning Inc.  11.Constipation Market Survey by Seed Planning Inc.  References

AMITIZA® Commercial Update:  Japan  Takashi Sekida, Vice President, Research Planning and  Business Development  September 28, 2012  ® Registered trademark of Sucampo

NDA approved 6/29/12  .  Approved indication: chronic constipation (CC) excluding organic  constipation  .  Dosage: 24 µg BID  Expected launch date: mid-late November  AMITIZA Japan Launch Schedule  Jun July Aug Sep Oct Nov  NDA approval  Price negotiation  Reimbursement  price  Launch

AMITIZA target population  .  Patients with CC who take medication  Partnered with Abbott Japan   Abbott Japan emphasis:  .  General internists and gastroenterologists  .  Some activities started in September   Medical Reps Explanatory Meetings, Online Conferences, etc  .  Japan DDW seminar will be held in October  .  Abbott Japan will launch on price finalization  (currently expected 4Q12)   Will trigger $15M milestone payment to Sucampo   Sucampo has retained co-promotion rights for Japan  Marketing Plans in Japan

AMITIZA® Commercial Update:  Europe  Andrew P. Smith, FCMA, Vice President, Operations and Finance  September 28, 2012  ® Registered trademark of Sucampo

CIC  .  Switzerland   Product currently available but not reimbursed by insurers   Conclude pricing / reimbursement discussions Q4-12   Launch contingent on pricing H1-13  .  UK & Europe   Approved with 2 week treatment restriction (UK) Sep-12   Seek possible label variation (UK) Q1-13   Anticipate approval via Mutual Recognition Procedure  (MRP) in EU5 Q1-14   OIC   File submission - UK & Switzerland Q4-12   Anticipate approval - UK & Switzerland Q4-13   Anticipate approval via MRP in EU5 Q3/Q4-14  AMITIZA® - Evaluating opportunities

RESCULA® Commercial Update  ® Registered trademark of Sucampo  Stan Miele, Senior Vice President of Sales and Marketing, and President of  Sucampo Pharma Americas, LLC  Dipak Panigrahi, MD, Vice President, Medical Affairs  Andrew P. Smith, FCMA, Vice President, Operations and Finance  September 28, 2012

 This section contains the following updates regarding  RESCULA:  .  US Launch  .  Medical Affairs Strategy  .  EU Filing  Section Overview

RESCULA® Commercial Update:  US Launch  Stan Miele, President of Sucampo Pharma Americas, LLC  September 28, 2012  ® Registered trademark of Sucampo

RESCULA was FDA-approved (2000) for the lowering of  intraocular pressure (IOP) in primary open-angle  glaucoma (POAG) and ocular hypertension (OH) in patients  who are intolerant of or insufficiently responsive to other IOPlowering  medications   Label update expected 4Q2012: reflect current scientific  understanding of mechanism of action and be approved for  first-line treatment   Sucampo plans to launch RESCULA in US by the end of 2012  RESCULA US Launch Overview

Over Past 3 Years, Category TRx Volume in US  Has Increased 7% From 27.3M to 29.2M  2.0M  2.1M  2.2M  2.3M  2.4M  2.5M  2.6M  TRx Volume  Month  TRx Volume Linear (TRx Volume)  See Reference 1

RESCULA Launch Creative: US

RESCULA: Only Nonprostaglandin That Lowers IOP  Throughout Day (12 h) With Excellent Systemic Safety Profile  RESCULA ß-Blocker Alphagan-P Azopt  Contraindicated in  asthma/warning in COPD  and diabetes  No Yes No No  Drug interactions in label No Yes Yes Yes  Fatigue, muscle  weakness, or drowsiness No Yes Yes No  Caution in using  antihypertensives No Yes Yes No  Allergic reaction  (10%-20%) No No Yes No  Care exercised in driving  motor vehicles or  hazardous activities  No No Yes No  Bitter taste No No No Yes  Recommended dosing BID BID/QD TID TID  See References 2-5

Guidelines Help Support Our Position  The ophthalmologist should consider the balance  between side effects and effectiveness in  choosing a regimen of maximal effectiveness and  tolerance to achieve the desired IOP reduction for  each patient. Frequent dosing and side effects  (such as depression, exercise intolerance, and  impotence with topical ß-blockers) may affect  adherence to therapy.  See Reference 6

 Changes over time in intra-ocular pressure (N = 23)   ANOVA revealed no significant change (P = 0.41)  RESCULA 0.12% Has Been Shown to Maintain  IOP in Patients Intolerant of Prostaglandins  Intra-ocular  pressure, mm Hg  24  22  18  16  10  14  12  Before  Switch  M1 M2 M6 M9 Y1  Follow-up period  IOP change in 23 eyes switched to RESCULA after mean 8 mo on prostaglandins,  with mean initial IOP of 24.7 mm Hg and 17.2 mm Hg at treatment switch  See Reference 7

 ~52% of total prescriptions will be covered with footprint of 40 sales personnel   Frequency of message with targeted physicians resulting in trial and utilization   Clinical sell and expected ability to convey MOA, efficacy highlights, and safety  RESCULA Prescriber Target and Strategy  Priority is to immediately visit pre-existing RESCULA  prescribers currently still active  We will follow with high-volume glaucoma specialists,  then general ophthalmologists  2nd-tier targets will be designated: optometrists,  focusing on higher volume prescribers and those  offering full-service eye care.  Former RESCULA  Prescribers (~500)  Glaucoma  Specialists  General  Ophthalmologists  Designated  Optometrists

1. IMS NPA data, MAT June 2009 to MAT June 2012  2. Catalina presentation 2011  3. Timoptic Prescribing Information; 2005. Merck & Co. Inc., Whitehouse  Station, NJ  4. Alphagan-P Prescribing Information. 2005. Allergan Inc, Irvine, CA  5. Azopt Prescribing information. 2000–2009. Alcon Laboratories Inc, Fort  Worth, TX  6. American Academy of Ophthalmology Glaucoma Panel. Preferred Practice  Pattern® Guidelines: Primary Open-Angle Glaucoma. 2010.  7. Goseki T et al. Jpn. J Clin Ophthalmol. 2006;60:1227-30  References

Medical Affairs Update  Dipak Panigrahi, MD, Vice President, Medical Affairs  September 28, 2012

Medical Affairs Support for RESCULA®  A new story driven by an understanding of the science of prostones in the eye  Novel MOA in eye driven by ion  channels  IOP reduction via enhanced outflow  1st agent in recent  history impacting  trabecular meshwork  outflow  MOA differentiated from classleading  prostaglandin analogs  ® Registered trademark of Sucampo

Medical Affairs National Structure  5 Regional MSL’s  (PhD, MD, OD)  1 Senior MSL Manager

RESCULA® Commercial Update:  EU Filing  Andrew P. Smith, FCMA, Vice President, Operations and Finance  September 28, 2012  ® Registered trademark of Sucampo

 Previous approvals deregistered   New Registration submission  .  Update of scientific understanding  .  Update of regulatory dossier & briefing package Q3-12  .  Decentralized Process (DCP) Submission;  Reference Member State (RMS) Denmark Q4-12  .  Anticipated approvals Q4-13  RESCULA® - Registration

Financial Update  Cary J. Claiborne, Chief Financial Officer  September 28, 2012

Key Facts  Trading Symbol SCMP (NASDAQ)  Corporate Headquarters Bethesda, MD  Stock Price (9/26/12), 52-wk Range $4.72, $8.50-$3.14  Shares Outstanding (9/26/12) 41.9 M (1 class of common stock)  Daily Volume (90-d average at 9/26/12) 63,150  Market Capitalization (9/26/2012) $198 M  Debt (6/30/12) $60.4 M  Cash and Equivalents (6/30/12) $88.6 M  Enterprise Value $169.8 M  YTD Total Revenue (6/30/12) $31.1 M  Full-time Employees (9/26/12) 111  Fiscal Year Ends December 31  Accounting Firm PricewaterhouseCoopers, LLP

 Takeda Agreement  .  Takeda shall promote, market, and sell AMITIZA in US and Canada  .  Sucampo’s tiered royalty rate: 18%-26% of annual net sales  .  Sucampo earned $20M in upfront and $130M in development milestone payments  as of 6/30/12  .  Sucampo received $106M in reimbursement for R&D expenses from Takeda  • Abbott Japan Agreement  .  Abbott Japan shall promote, market, and sell AMITIZA in Japan  .  Sucampo will sell product to Abbott Japan at discount to Abbott Japan’s approved  reimbursement price  .  Sucampo earned $10M in upfront and $12.5M in development milestone payments  as of 6/30/12  .  Sucampo expected to earn $15M milestone payment on 1st commercial sale in  Japan by Abbott Japan in 4Q12  Terms of Sucampo’s AMITIZA Agreements

 AMITIZA®.  Approved in Japan: June 2012.  OIC sNDA application accepted by FDA for priority review: September 2012   RESCULA®.  US: anticipate approval of sNDA for glaucoma indication (new label/updated MOA).  EU: re-approval filings in EU and Switzerland   Research and Development  .  Pipeline prioritized   Financial/Corporate.  Cash, cash equivalents, and investments   Ended 2Q12 with $89M   1H 2012: net operating cash flow positive.  Revenue   2Q $16.7M up 19%; 1H $31.1M up 19%.  Dual class of common stock eliminated  2nd Quarter 2012 and Recent Highlights  ® Registered trademark of Sucampo

Key Value Drivers . Filed OIC sNDA: Q312  . OIC filing accepted by FDA for priority review: 9/19/12  . Decision in Takeda arbitration resolved dispute  US  AMITIZA . Approved in Japan for CC: 2Q12  . Await pricing decision: 4Q12  . Launch: 4Q12  Japan  . Approved in UK for CIC: 3Q12  . Submit OIC MAAs in UK and Switzerland  EU  . Pricing resolution: 4Q12 Switzerland  RESCULA  . Anticipate approval of sNDA for glaucoma indication  (updated label)  . Launch: 4Q12  US  . Re-approval filings in EU and Switzerland EU  . Completed . In Process

Closing Remarks  Ryuji Ueno, MD, PhD, PhD, Chairman, Chief Executive  Officer, and Chief Scientific Officer  September 28, 2012

 Prostones play an important role in the body   Sucampo’s value proposition:  .  Proprietary prostone technology based on discoveries by  Sucampo’s founders   Strong patent portfolio (>580 issued)  .  Proven ability to get products approved globally  .  Upcoming product launches and growth in existing products  .  Deep and diverse pipeline  Closing